Exhibit 10.1

ThermoEnergy Company

Securities Purchase Agreement

This Securities Purchase Agreement (the “Agreement”) is made by and between ThermoEnergy Company, a Delaware corporation (the “Company”) and the person or entity executing the Investor’s Signature Page hereto (the “Investor”) as of the 11th day of June 2012.

Whereas, the Company has offered to issue and sell to “accredited investors” (as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933 (the “Securities Act”) (each, an “Accredited Investor) (the “Offering”) a minimum of twenty-four (24) and up to a maximum of one hundred twenty-eight (128) units (the “Units”), subject to an over-allotment of up to an additional twenty-five (25) Units, at the purchase price of $62,500 per Unit (the "Purchase Price"). Each Unit consists of six hundred twenty-five thousand (625,000) shares (the “Shares”) of the Common Stock, par value $0.001 per share of the Company (the “Common Stock”) and a Common Stock Purchase Warrant in substantially the form attached hereto as Exhibit A (a “Warrant”) for the purchase, on or before the fifth anniversary of the Initial Closing Date (as hereinafter defined), of six hundred twenty-five thousand (625,000) shares of Common Stock (the “Warrant Shares”) at an exercise price of $0.15 per share; and

Whereas, the Investor desires to purchase from the Company, and the Company is willing to issue and sell to the Investor, on the terms and conditions herein set forth, that number of Units set forth on the Investor’s Signature Page (the “Purchased Units”);

Now, therefore, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

1.          Purchase and Sale of the Purchased Units; Purchase Price Adjustment; Escrow.

(a)          The Company hereby agrees to issue and sell to the Investor, and the Investor hereby agrees to purchase from the Company the Purchased Units, at the Purchase Price, subject to the terms and conditions set forth herein.

(b)          In the event, and on each such occasion on or before the date that is eighteen (18) months after the Initial Closing Date, the Company shall issue and sell any shares of Common Stock or securities convertible into shares of Common Stock (other than Excluded Issuances (as hereinafter defined)) at a price per share of Common Stock less than $0.10 (a “Dilutive Issuance”), the Purchase Price shall be retroactively adjusted, effective as of the Initial Closing Date, to an amount equal to the price per share at which such shares were issued in the Dilutive Issuance (the “Reduced Purchase Price”) and, promptly following such Dilutive Issuance, the Company shall issue and deliver to the Investor, for no additional consideration, that number of additional shares of Common Stock (which, upon such issuance and delivery shall be deemed to be Shares for purposes of this Agreement) determined by (i) multiplying $62,500 by the number of Purchased Units, (ii) dividing the product of such multiplication by the Reduced Purchase Price, and (iii) subtracting the result of such division from the product of 625,000 times the number of Purchased Units. Such calculation may be set forth as:

N = [($62,500 x U)/RP] – (625,000 x U)

Where: N = the number of additional Shares to be issued

U = the number of Purchased Units

RP = the Reduced Purchase Price

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For purposes of this Agreement, the following issuances of shares of Common Stock shall be deemed “Excluded Issuances” and no adjustment to the Purchase Price shall be made as a result of such issuances:

(i)	shares of Common Stock included in the Units;
(ii)	Additional Shares issued pursuant to this Section 1(b);
(iii)	Warrant Shares;
(iv)	shares of Common Stock issuable or issued (in transactions with primarily non-financing purposes) to employees, directors or consultants of the Company directly or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors of the Company (“Approved Share Plan”);
(v)	shares of Common Stock issued in connection with acquisition transactions;
(vi)	shares of Common Stock issued or issuable to financial institutions or lessors in connection with commercial credit arrangements, equipment financing or similar transactions;
(vii)	shares of Common Stock issued upon conversion of shares of the Company’s Preferred Stock, par value $0.10 per share;
(viii)	shares of Common Stock issued pursuant to options, warrants, notes or other rights to acquire Common Stock outstanding on the Initial Closing Date (collectively, “Convertible Securities”);
(ix)	stock splits, stock dividends or similar transactions; and
(x)	shares of Common Stock issued in consideration for the surrender and cancellation of outstanding warrants pursuant to agreements entered into by the Company on or before the Initial Closing Date (and disclosed in writing to the Investor).

Provided, that with respect to Excluded Issuances pursuant to clause (iv) above, (A) all such issuances (taking into account the shares of Common Stock issuable upon exercise of any such options) after the Initial Closing Date pursuant to such clause do not, in the aggregate, exceed more than five percent (5%) of the Common Stock issued and outstanding immediately prior to the Initial Closing Date and (B) any such options or restricted stock outstanding as of the Initial Closing Date are not amended to increase the number of shares issuable thereunder, to lower the exercise price of any options or to otherwise materially change the terms or conditions thereof. In the event of a violation of sub-clause (A) or (B) herein, the issuance(s) that caused such violation and in the event of a violation of sub-clause (B), any issuances thereafter, in each case shall no longer be deemed to be Excluded Issuances.

Provided, further, that with respect to Excluded Issuances pursuant to clauses (viii) and (x) above, such Convertible Securities (other than standard options to purchase Common Stock and restricted stock issued pursuant to an Approved Share Plan that are covered by clause (iv) above) are not amended on or after the Initial Closing Date to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof or otherwise materially change the terms or conditions thereof (it being understood that any increase in the number of such securities or decrease in the exercise price, exchange price or conversion price that are provided for under the terms of such securities as of the Initial Closing Date shall not be deemed an amendment to such securities).

(c)          Until such time as the conditions to Closing set forth in Section 5 and 6 have been satisfied, the Investor’s funds shall be held in a non-interest bearing escrow account with Corporate Stock Transfer (the “Escrow Agent”) and American National Bank (the “Escrow Bank Agent”).

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2.          Closing; Delivery.

(a)          The purchase and sale of the Purchased Units shall take place remotely via the exchange of documents and signatures on such date and at such time (the “Initial Closing Date”) and at such place as the Company and Dawson James Securities, Inc., the Company’s placement agent (“Dawson James”), shall mutually determine after the conditions set forth in Sections 5 and 6 have been satisfied (which time and place are designated as the “Closing”).

(b)          At the Closing, the Company shall deliver to the Investor (i) the Warrants constituting part of the Purchased Units and (ii) evidence that the Company has issued irrevocable instructions to Registrar & Transfer Company, the transfer agent for the Common Stock (the “Transfer Agent”) to issue to the Investor a certificate representing the Shares constituting part of the Purchased Units and to reserve and set aside the Warrant Shares for issuance upon exercise of the Warrants in accordance with their terms, against payment of the Purchase Price therefor by a check or wire transfer of immediately available funds to the account designated by the Company.

(c)          At or after the Closing, the Company may sell, on the same terms and conditions as those contained in this Agreement, any Units not issued and sold on or prior to the date of the Closing, to one or more additional Accredited Investors (the “Additional Investors”), provided that (i) such sales are consummated on or prior to August 17, 2012, (ii) each Additional Investor shall execute and deliver to the Company a Securities Purchase Agreement in substantially the same form as this Agreement and (iii) the aggregate number of Units (including the Purchased Units) issued and sold to the Investor and the Additional Investors shall not exceed one hundred fifty-three (153).

(d)          In the event the conditions to Closing set forth in Sections 5 and 6 hereof are not satisfied on or before August 17, 2012, the Investor’s funds shall be promptly returned to the Investor by the Escrow Agent, without interest or offset.

3.          Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor as follows:

(a)          Organization and Qualification. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its Certificate of Incorporation (as amended to the date of Closing, the “Charter”) or By-Laws (as amended to the date of Closing, the “By-Laws”). The Company is duly qualified to conduct its business and is in good standing as a foreign Company in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, and no proceedings have been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, such power and authority or qualification. For purposes of this Agreement, the term “Material Adverse Effect” shall mean any of (i) a material and adverse effect on the legality, validity or enforceability of any of this Agreement or the Warrants (collectively, the “Transaction Documents”), (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company, or (iii) a material impairment of the Company’s ability to perform on a timely basis any of its obligations under any Transaction Document.

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(b)          Corporate Authority. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement, to issue and sell the Units and to carry out its obligations under the Transaction Documents.

(c)          Authorization; Enforcement. The execution and delivery of each of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. This Agreement has been, and the Warrants, upon issuance and delivery as contemplated hereby, will have been, duly executed by the Company and each Transaction Document, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(d)          No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the offering, sale and issuance of the Units, the issuance of the Warrant Shares upon exercise of the Warrants in accordance with theirs terms, and the consummation by the Company of the transactions contemplated by the Transaction Documents do not and will not (i) conflict with or violate any provision of the Charter or the By-Laws, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, or result in the imposition of any lien upon any of the material properties or assets of the Company pursuant to, any agreement, credit facility, debt or other instrument or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

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(e)          Issuance of Shares and Warrant Shares. The Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable shares of Common Stock and free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws and liens or encumbrances created by or imposed by the Investor. Assuming the accuracy of the representations of the Investor in Section 4 of this Agreement and subject to the filings described in Section 3(g) below, the Shares will be issued in compliance with all applicable federal and state securities laws. The Warrant Shares issuable upon exercise of the Warrants have been duly reserved for issuance, and upon issuance in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable shares of Common Stock and free of restrictions on transfer other than restrictions on transfer under applicable federal and state securities laws and liens or encumbrances created by or imposed by the Investor. Based in part upon the representations of the Investor in Section 4 of this Agreement, and subject to the filings described in Section 3(g) below, the Warrant Shares will, when issued in accordance with the terms of the Warrants (including without limitation the payment of the exercise price therefor), be issued in compliance with all applicable federal and state securities laws.

(f)          SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for the twelve months preceding the date of this Agreement (the foregoing materials, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Securities and Exchange Commission (the “SEC”) promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 (the “10-K”) or in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2012 (the “10-Q”), the financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in the 10-K or the 10-Q, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(g)          Governmental Consents and Filings. Assuming the accuracy of the representations made by the Investor in Section 4 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Regulation D of the Securities Act, and applicable state securities laws, which have been made or will be made in a timely manner.

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(h)          Brokerage Fees. Except for the fees and commissions due to Dawson James pursuant to the Placement Agent Agreement dated March 23, 2012 between the Company and Dawson James (the “Placement Agreement”), no other brokerage or finder’s fees or commissions are or will be payable by the Company or the Investor to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by any of the Transaction Documents by reason of any agreements to which the Company is a party or otherwise binding upon the Company. The Investor shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by the Investor pursuant to written agreements executed by the Investor, which fees or commissions shall be the sole responsibility of the Investor) made by or on behalf of other persons for fees that may be due in connection with the transactions contemplated by the Transaction Documents.

(i)          No Integrated Offering. None of the Company, its subsidiaries nor any of their affiliates, nor any person acting on their behalf has, directly or indirectly, made any offers or sales of any security, or solicited any offers to buy any security, under circumstances that would cause this offering of the Units to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation.

(j)          No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur, with respect to the Company, any of its subsidiaries or any of their respective businesses, properties, liabilities, operations (including results thereof) or condition (financial or otherwise) that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced, (ii) could be reasonably expected to have a material adverse effect on any Investor’s investment hereunder or (iii) could be reasonably expected to have a Material Adverse Effect.

(k)          Foreign Corrupt Practices. Neither the Company nor any of its subsidiaries nor any director, officer, agent, employee or other person acting on behalf of the Company or any of its subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

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(l)          Sarbanes-Oxley Act and Dodd-Frank Act. The Company is in compliance with all applicable requirements of the Sarbanes-Oxley Act of 2002 and Dodd–Frank Wall Street Reform and Consumer Protection Act of 2010 that are effective as of the date hereof and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(m)          Disclosure. All disclosure regarding the Company and its subsidiaries, their businesses and the transactions contemplated hereby set forth in this Agreement or otherwise furnished in writing to the Investor by or on behalf of the Company is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or its subsidiaries or their business, properties, liabilities, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed.

4.          Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company as follows:

(a)  Authorization; Enforcement. The Investor has full power and authority to enter into, and to perform its obligations under, this Agreement. This Agreement has been duly executed by the Investor and constitutes the valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b)  Purchase for the Investor’s Own Account. The Units to be acquired by the Investor hereunder and the Warrant Shares to be acquired by the Investor upon exercise of the Warrants will be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Units, the Shares, the Warrants or the Warrant Shares. The Investor has not been formed for the specific purpose of acquiring the Units.

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(c)  Knowledge and Experience. The Investor or persons making the investment decision on behalf of the Investor are knowledgeable and experienced in businesses of the sort conducted by the Company, and such Investor acknowledges that it has had the opportunity to review the SEC Reports and to make inquiry of officers and management employees of the Company concerning the business and financial condition of the Company and have received answers to their inquiries that they consider fully responsive and satisfactory. The Investor has the capacity to protect its own interests in connection with this transaction, is financially capable of bearing a total loss of the Shares, the Warrants and the Warrant Shares and has the ability to bear the economic risk of this investment indefinitely. The Investor acknowledges that neither Dawson James nor the Company, nor any of their affiliates, is acting as a fiduciary or financial or investment adviser to the Investor or has given the Investor any investment advice, opinion or other information on whether the purchase of the Units is prudent.

(d)  Restricted Securities. The Investor understands that neither the Units, the Shares and Warrants included therein, nor the Warrant Shares have been or will be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations as expressed herein. The Investor understands that the Units, the Shares, the Warrants and the Warrant Shares are “restricted securities” under applicable state and federal securities laws and that, pursuant to these laws, the Investor must hold the Units, the Shares, the Warrants and the Warrant Shares indefinitely unless and until they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Investor further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Units, the Shares, the Warrants or the Warrant Shares, and on requirements relating to the Company which are outside of the Investor’s control, and which the Company is under no obligation, and may not be able, to satisfy.

(e)  Accredited Investor. The Investor is an Accredited Investor.

(f)  Foreign Investors. If the Investor is not a United States person (as defined by Section 7701(a)(30) of the Code), such Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Units, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Units, the Shares, the Warrants or the Warrant Shares. Such Investor’s subscription and payment for and continued beneficial ownership of the Units, the Shares, the Warrants or the Warrant Shares, will not violate any applicable securities or other laws of the Investor’s jurisdiction.

(g)  Residence. If the Investor is an individual, then the Investor resides in the place identified in the address of the Investor set forth on the Investor’s Signature Page hereto; if the Investor is a partnership, company, limited liability company or other entity, then the office of the Investor in which its investment decision was made is located at the address of the Investor set forth on the Investor’s Signature Page hereto.

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(h)  Brokerage Fees. Except for the fees and commissions due from the Company to Dawson James pursuant to the Placement Agreement, no brokerage or finder’s fees or commissions are or will be payable by the Investor to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by any of the Transaction Documents by reason of any agreements to which the Investor is a party or otherwise binding upon the Investor.

(i)  Certain Trading Activities. The Investor has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with the Investor, engaged in any transactions in the securities of the Company (including, without limitations, any “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act or any direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps and similar arrangements (including on a total return basis), or any sales and other transactions through non-US broker dealers or foreign regulated brokers involving the Company’s securities) since the earlier to occur of (i) the time that the Investor was first contacted by the Company, Dawson James or any other person regarding an investment in the Company and (ii) the 30th day prior to the date of this Agreement.

5.          Condition to the Investor’s Obligations at Closing. The obligation of the Investor to purchase the Purchased Units at the Closing is subject to the fulfillment, on or before such Closing, of each of the following conditions, unless otherwise waived:

(a)  Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

(b)  Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

(c)  Subscriptions by Other Investors. The Company shall have entered into Securities Purchase Agreement in substantially the same form as this with one or more Additional Investors for the issuance and sale of an aggregate of at least twenty-four (24) Units (including the Purchased Units) for aggregate proceeds of $1,500,000.

(d)  Stand-Still Agreements. If, but only if, the aggregate number of Units to be issued at the Closing to the Investor and all Additional Investors, together with all Units previously issued, exceeds eighty-two (82) Units (such Units to be issued being hereinafter referred to as “Excess Units”), the holders of shares of the Company’s Series B Convertible Preferred Stock, par value $0.10 per share (the “Series B Preferred Stock”) and of Convertible Securities convertible or exercisable for an aggregate number of shares of Common Stock equal to at least (i) one million three hundred seventy-five thousand (1,375,000) times (ii) the number of Excess Units shall have agreed not to convert such shares of Series B Preferred Stock or to exercise such Convertible Securities until such time as the Charter shall have been amended to increase the number of authorized shares of Common Stock to at least seven hundred million (700,000,000).

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(e)  Compliance Certificate. The Chairman and Chief Executive Officer of the Company shall deliver to the Investor a Certificate certifying that the conditions specified in Sections 5(a), 5(b) and 5(c) have been fulfilled.

(f)  Secretary’s Certificate. The Secretary of the Company shall deliver to the Investor a Certificate certifying (i) the Charter, (ii) the Bylaws and (iii) resolutions of the Board of Directors of the Company approving the Transaction Documents, the issuance of the Units and the other transactions contemplated under the Transaction Documents.

(g)  Opinion of Counsel. The Investor shall have received from Nixon Peabody LLP, counsel for the Company, an opinion, dated as of the Closing, in form and substance reasonably satisfactory to the Investor.

6.          Condition to the Company’s Obligations at Closing. The obligation of the Company to issue the Purchased Units at the Closing is subject to the fulfillment, on or before such Closing, of each of the following conditions, unless otherwise waived:

(a)  Representations and Warranties. The representations and warranties of the Investor contained in Section 4 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

(b)  Performance. The Investor shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing (including, without limitation, the tendering of the Purchase Price for the Purchased Units).

(c)  Stand-Still Agreements. If, but only if, any Units to be issued at the Closing to the Investor and all Additional Investors, would constitute Excess Units, the holders of shares of Series B Preferred Stock and of Convertible Securities convertible or exercisable for an aggregate number of shares of Common Stock equal to at least (i) one million three hundred seventy-five thousand (1,375,000) times (ii) the number of Excess Units shall have agreed not to convert such shares of Series B Preferred Stock or to exercise such Convertible Securities until such time as the Charter shall have been amended to increase the number of authorized shares of Common Stock to at least seven hundred million (700,000,000).

(d)  Subscriptions by Other Investors. The Company shall have entered into Securities Purchase Agreement in substantially the same form as this with one or more Additional Investors for the issuance and sale of an aggregate of at least twenty-four (24) Units (including the Purchased Units) for aggregate proceeds of $1,500,000.

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7.          Registration Rights.

(a)  Registration Statement. The Company shall prepare and file with the SEC not later than sixty (60) days after the final Closing of the Offering (the “Filing Deadline”) a Registration Statement relating to the offer and sale from time to time on a continuous basis by the Investor and the Additional Investors (collectively, the “Investors”) of the Shares and the Warrant Shares (collectively, the “Registrable Securities”) (the “Registration Statement”) and shall use commercially reasonable efforts to cause the SEC to declare such Registration Statement effective under the Securities Act as promptly as practicable, but in no event later than ninety (90) days after the Filing Deadline (the “Registration Deadline”). In the event the Registration Statement is not filed on or before the Filing Deadline or is not declared effective on or before the Registration Deadline, then the Company shall pay to the Investor a penalty in the amount equal to two percent (2%) of the Purchase Price, which penalty shall be payable, in the discretion of the Investor (i) in cash or (ii) by the issuance to the Investor of shares of Common Stock valued at the volume weighted average trading price per share of Common Stock for the fifteen (15) trading days immediately preceding the Filing Deadline or the Registration Deadline (as the case may be) on such exchange or in such market as the Common Stock is then traded, as reported by Bloomberg Financial Markets, or any successor performing similar functions; provided, however, that the maximum penalty payable by the Company if the Registration Statement is not filed on or before the Filing Deadline or is not declared effective on or before the Registration Deadline shall be two percent (2%) of the Purchase Price, and if such penalty is paid due to the Company’s failure to file the Registration Statement on or prior to the Filing Deadline no additional penalty shall be assessed even if the Registration Statement is not declared effective on or before the Registration Deadline. The Company shall not be obligated to register more Registrable Securities than permitted under the Securities Act or any rule or regulation of the SEC promulgated thereunder or any interpretation thereof by the Staff of the SEC. In the event the Company is unable to register all of the Registrable Securities, the number of Registrable Securities to be registered for the account of each of the Investors shall be reduced, pro rata, based on the total number of Registrable Securities proposed to be registered and, as soon as practical thereafter, the Company shall file another Registration Statement covering the remaining Registrable Securities. The Company shall not include any securities other than the Registrable Securities in the Registration Statement.

(b)  Registration Process. The Company shall promptly (and, in any event, no more than 24 hours after it receives comments from the Commission), notify Dawson James and the Investors whose Registrable Securities are covered by the Registration Statement filed pursuant to this Article 4 when and if it receives any comments from the Commission on such Registration Statement or any amendment thereof and promptly forward a copy of such comments, if they are in writing, to Dawson James and such Investors upon request. At such time as the Commission indicates, either orally or in writing, that it has no further comments with respect to such Registration Statement or any amendment thereof or that it is willing to entertain appropriate requests for acceleration of effectiveness of such Registration Statement or any amendment thereof, the Company shall promptly, and in no event later than two (2) business days after receipt of such indication from the Commission, request that the effectiveness of such Registration Statement or any amendment thereof be accelerated within 48 hours of the Commission’s receipt of such request. Within twenty-four (24) hours of such declaration by the Commission, the Company shall notify the Investors whose Registrable Securities are covered by such Registration Statement that such Registration Statement or any amendment thereof has been declared effective by the Commission.

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(c)  Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall:

(i) Prepare and file the Registration Statement in accordance with the time period set forth in Section 7(a) and promptly prepare and file with the Commission such amendments (including post-effective amendments) to the Registration Statement and supplements to the prospectus included therein (a “Prospectus”) as may be necessary to keep the Registration Statement continuously effective and in compliance with the provisions of the Securities Act applicable thereto so as to permit the Prospectus forming part thereof to be current and useable by Investors for resales of the Registrable Securities until the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which all Registrable Securities may be sold without any restriction (including volume limitations) pursuant to Rule 144 promulgated under the Securities Act (the “Registration Period”) and take all lawful action such that the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and that the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(ii) During the Registration Period, comply with the provisions of the Securities Act with respect to the Registrable Securities covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Investors as set forth in the Prospectus forming part of the Registration Statement;

(iii) Prior to the filing with the Commission of the Registration Statement (including any amendments thereto) and the distribution or delivery of any Prospectus (including any supplements thereto), provide draft copies thereof to the Investors and reflect in such documents all such comments as the Investors (and their counsel) reasonably may propose and furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company, promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one copy of the Registration Statement, each Prospectus, and each amendment or supplement thereto, and such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

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(iv) Register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions as the Investors reasonably request, prepare and file in such jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, take all such other lawful actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and take all such other lawful actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify, (B) subject itself to general taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;

(v) As promptly as practicable after becoming aware of such event, notify each Investor of the occurrence of any event, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to the Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to each Investor as such Investor may reasonably request;

(vi) As promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement and take all lawful action to effect the withdrawal, rescission or removal of such stop order or other suspension;

(vii) Take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Investors of their Registrable Securities in accordance with the intended methods therefor provided in the Prospectus which are customary under the circumstances;

(viii) Make generally available to its security holders as soon as practicable, but in any event not later than eighteen (18) months after (i) the effective date of the Registration Statement, and (ii) the effective date of each post-effective amendment to the Registration Statement, as the case may be, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder;

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(ix) Make reasonably available for inspection by the Investors, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by such Investors or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and (ii) cause the Company’s officers, directors and employees to supply all information reasonably requested by such Investors or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential, proprietary or containing any nonpublic information shall be kept confidential by such Investors and any such underwriter, attorney, accountant or agent (pursuant to an appropriate confidentiality agreement in the case of any such holder or agent), unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving the Company an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public generally or through a third party not in violation of an accompanying obligation of confidentiality; and provided, further, that, if the foregoing inspection and information gathering would otherwise disrupt the Company’s conduct of its business, such inspection and information gathering shall, to the maximum extent possible, be coordinated on behalf of the Investors and the other parties entitled thereto by one firm of counsel designated by and on behalf of the majority in interest of Investors and other parties;

(x) In connection with any offering, make such representations and warranties to the Investors participating in such offering and to the underwriters if an underwritten offering, in form, substance and scope as are customarily made by the Company to underwriters in secondary underwritten offerings; and

(xi) Cooperate with the Investors to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Registration Statement, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any Investor may request.

(d)  Obligations of the Investor. In connection with the registration of the Registrable Securities, the Investor shall have the following obligations and hereby makes the following acknowledgements:

(i) It shall be a condition precedent to the obligations of the Company to include the Registrable Securities of the Investor in the Registration Statement that the Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least twenty (20) business days prior to the first anticipated filing date of a Registration Statement, the Company shall notify the Investor of the information the Company requires from such Investor (the “Requested Information”) if the Investor elects to have any of its Registrable Securities included in the Registration Statement. If at least two (2) business days prior to the anticipated filing date the Company has not received the Requested Information from an Investor (a “Non-Responsive Investor”), then the Company may file the Registration Statement without including any Registrable Securities of such Non-Responsive Investor and the Company shall have no further obligations under this Section 7 to the Non-Responsive Investor after such Registration Statement has been declared effective. If such Non-Responsive Investor notifies the Company and provides the Company the information required hereby prior to the time the Registration Statement is declared effective, the Company will file an amendment to the Registration Statement that includes the Registrable Securities of such Non-Responsive Investor;

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(ii) The Investor agrees to cooperate with the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement;

(iii) The Investor agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 7(c)(v) or 7(c)(vi) , it shall immediately discontinue its disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until receipt of the copies of the supplemented or amended Prospectus contemplated by Section 7(c)(v) and, if so directed by the Company, shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; and

(iv) The Investor acknowledges that it may be deemed to be a statutory underwriter within the meaning of the Securities Act with respect to the Registrable Securities being registered for resale by it, and each Investor which includes Registrable Securities for offer and sale within a Registration Statement hereby consents to the inclusion in such Registration Statement of a disclosure to such effect.

(e)  Expenses of Registration. All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to this Section 7, including, without limitation, all registration, listing, and qualifications fees, printing and engraving fees, accounting fees, and the fees and disbursements of counsel for the Company, and (with respect to the preparation and filing of the Registration Statement) the reasonable fees of one firm of legal counsel for the Investors (selected by Investors holding a majority of the Registrable Securities being included in the Registration Statement) shall be borne by the Company.

(f)  Indemnification and Contribution.

(i) Indemnification by the Company The Company shall indemnify and hold harmless each Investor and each underwriter, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each Person who controls such Investor or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any losses, claims, damages or liabilities, joint or several, to which it may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectus or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company hereby agrees to reimburse it for all reasonable legal and other expenses incurred by them in connection with investigating or defending any such action or claim as and when such expenses are incurred; provided, however, that the Company shall not be liable to any Investor, underwriter or any other person otherwise entitled to indemnification pursuant to this Section 7(f)(i) in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement made in, or an omission or alleged omission from, such Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by it expressly for use therein or (ii) in the case of the occurrence of an event of the type specified in Section 7(c)(v)), its use of an outdated or defective Prospectus after the Company has provided to it an updated Prospectus correcting the untrue statement or alleged untrue statement or omission or alleged omission giving rise to such loss, claim, damage or liability.

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(ii) Indemnification by the Investors and Underwriters. Each Investor shall, severally and not jointly, as a consequence of the inclusion of any of its Registrable Securities in a Registration Statement, and each underwriter, if any, which facilitates the disposition of Registrable Securities shall agree, severally and not jointly, as a consequence of facilitating such disposition of Registrable Securities to, (i) indemnify and hold harmless the Company, its directors (including any person who, with his or her consent, is named in the Registration Statement as a director nominee of the Company), its officers who sign any Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the Prospectus), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such holder or underwriter expressly for use therein, and (ii) reimburse the Company for any legal or other expenses incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no Investor or underwriter shall be liable under this Section 7(f)(ii) for any amount in excess of the net proceeds paid to such Investor or underwriter in respect of shares sold by it.

(iii) Notice of Claims, etc. Promptly after receipt by a person seeking indemnification pursuant to this Section 7(f) (an “Indemnified Person”) of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a “Claim”), the Indemnified Person promptly shall notify the person against whom indemnification pursuant to this Section 7(f) is being sought (the “Indemnifying Party”) of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Person, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Person are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Person shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Person if (and only if): (i) the Indemnifying Party shall have agreed to pay such fees, costs and expenses, (ii) the Indemnified Person shall reasonably have concluded that representation of the Indemnified Person by the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Person, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Person that are in addition to or disparate from those available to the Indemnifying Party, or (iii) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Person within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Person employs separate legal counsel in circumstances other than as described in the preceding sentence, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Person. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of counsel for the Indemnified Person (together with appropriate local counsel). The Indemnified Person shall not, without the prior written consent of the Indemnifying Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnifying Party from all liabilities with respect to such Claim or judgment or contain any admission of wrongdoing.

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(iv) Contribution. If the indemnification provided for in this Section 7(f) is unavailable to or insufficient to hold harmless an Indemnified Person in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Person in connection with the statements or omissions or alleged statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Person shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or by such Indemnified Person, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(f)(iv) were determined by pro rata allocation (even if the Investors or any underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7(f)(iv). The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Investors and any underwriters in this Section 7(f)(iv) to contribute shall be several in proportion to the percentage of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

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(v) Limitation on Investors’ and Underwriters’ Obligations. Notwithstanding any other provision of this Section 7(f), in no event shall any (i) Investor have any liability under this Section 7(f) for any amounts in excess of the dollar amount of the proceeds actually received by such Investor from the sale of such Investor’s Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are registered under the Securities Act and (ii) underwriter be required to undertake liability to any Person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to the Registration Statement.

(vi) Other Liabilities. The obligations of the Company under this Section 7(f) shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 7(f) shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 7(f) are not exclusive and shall not limit any rights or remedies which may otherwise be available to an Indemnified Person at law or in equity.

8.          Entire Agreement. The Transaction Documents contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters. No provision of any Transaction Document may be waived or amended except in a written instrument signed by the Company and the Investor. No waiver of any default with respect to any provision, condition or requirement of any of the Transaction Documents shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement of such Transaction Document or of any other Transaction Document, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

9.          Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the undersigned parties and their respective heirs, personal representatives, successors and assigns.

10.         Governing Law and Jurisdiction. This Agreement and the rights of the parties hereunder shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements executed and to be performed wholly within such state and without regard to principles of conflicts of law. Each party irrevocably (a) consents to the jurisdiction of the federal and state courts situated in or having jurisdiction over Boston, Massachusetts in any action that may be brought for the enforcement of this Agreement, and (b) submits to and accepts, with respect to its properties and assets, generally and unconditionally, the in personam jurisdiction of the aforesaid courts, waiving any defense that such court is not a convenient forum.

11.         Execution. This Agreement may be executed in counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or electronic (including PDF) transmission, such delivery shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic signature page were an original thereof, notwithstanding any subsequent failure or refusal to deliver an original signed in ink.

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12.         Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby.

In witness whereof, the Company and the Investor have executed and delivered this Agreement as of the date and year first above written.

ThermoEnergy Company

By:
Cary G. Bullock, President and CEO

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Securities Purchase Agreement

Investor’s Signature Page

The undersigned Investor hereby becomes a party to the Securities Purchase Agreement to which this Investor’s Signature Page is attached, agreeing to be bound by the terms and provisions of such Securities Purchase Agreement, including without limitation the purchase of the number of Units set forth below.

Investor:

Investor’s Name

By:
Authorized Signature

Investor’s Address:

Date:

Number of Units Subscribed For:

Purchase Price ($62,500 per Unit):

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